                                   EXHIBIT 99

       CERTIFICATION UNDER SECTION 906 OF THE SARBANES-OXLEY ACT OF
                                      2002


     Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned certifies that this periodic report fully complies with the requirements of
Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in this periodic report fairly presents, in all material respects, the financial condition and results of operations of Fair Isaac Corporation.

     A signed original of this written statement required by Section 906 has been provided to Fair Isaac Corporation and will be retained by Fair Isaac Corporation and furnished to the Securities and Exchange Commission or its staff upon request.



Date: April 23, 2003                               /s/ Thomas G. Grudnowski
                                                   -------------------------
                                                   Thomas G. Grudnowski
                                                   Chief Executive Officer

                                   EXHIBIT 99

          CERTIFICATION UNDER SECTION 906 OF THE SARBANES-OXLEY ACT OF
                                      2002


     Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned certifies that this periodic report fully complies with the requirements of
Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in this periodic report fairly presents, in all material respects, the financial condition and results of operations of Fair Isaac Corporation.

     A signed original of this written statement required by Section 906 has been provided to Fair Isaac Corporation and will be retained by Fair Isaac Corporation and furnished to the Securities and Exchange Commission or its staff upon request.




Date: April 23, 2003                                    /s/  Kenneth J. Saunders
                                                        ------------------------
                                                        Kenneth J. Saunders
                                                        Chief Financial Officer